UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009

Fleetwood Enterprises, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3125 Myers Street, Riverside, California	92503-5527
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 351-3500

N/A (Former name or former address, if changed from last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)  As part of a planned management transition, Lyle N. Larkin, 63, Vice President and Treasurer, has retired effective January 16, 2009, following a career of nearly 30 years with the Company.  He will be retained by Fleetwood on a consulting basis and is expected to remain involved in the near term with certain treasury and financial services matters.  Andrew M. Griffiths, the Company’s Senior Vice President and Chief Financial Officer, will assume the additional title of Treasurer.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2009
FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Name: Leonard J. McGill
Senior Vice President-Corporate Development, General Counsel and Secretary